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                         MITCHELL HUTCHINS SERIES TRUST
                 SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 1998


                                              January 19, 1999

Dear Investor,

     This is a supplement to the Prospectus of Mitchell Hutchins Series Trust ("Trust") that describes several changes of which investors should be aware.

GLOBAL GROWTH PORTFOLIO

At a meeting held October 29, 1998, the shareholders of the Portfolio approved the following changes to the manner in which the Portfolio's assets are managed:

     . An Investment Advisory and Administration Contract between Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") and the Fund under which Mitchell Hutchins has the enhanced role of allocating the Portfolio's investments between U.S. and foreign investments. Mitchell Hutchins is now responsible for the day-to-day management of the U.S. investments segment of the Portfolio.

     . A Sub-Advisory Contract between Mitchell Hutchins and Invista Capital Management, Inc. ("Invista"), under which Invista manages the foreign investments segment of the Portfolio.

     . A policy to permit the board of trustees to appoint sub-advisers and to approve amendments to sub-advisory agreements without shareholder approval.

These new investment management arrangements became effective on November 2, 1998. As a result of these changes, the Trust's Prospectus is hereby amended as follows:

1. The paragraph describing Global Growth Portfolio on page MH 20 is replaced by the following:

     Global Growth Portfolio has an investment objective of long-term capital appreciation. This Portfolio invests primarily in the common stocks of companies based in the United States, Europe, Japan and the Pacific Basin. Under normal circumstances, at least 65% of the Portfolio's total assets is invested in common stocks and securities convertible into common stocks. The Portfolio may also hold other types of securities, including non-convertible investment grade bonds, government bonds and money market securities of U.S. and foreign issuers and cash (foreign currencies or U.S. dollars). The Portfolio may invest up to 10% of its net assets in illiquid securities.
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     Mitchell Hutchins allocates Global Growth Portfolio's assets between U.S.
     investments and foreign investments and manages the assets allocated to U.S. investments. Mitchell Hutchins has appointed Invista Capital Management, Inc. ("Invista") as the Portfolio's Sub-Adviser to manage the assets allocated to the Portfolio's foreign investments. In determining the portion of the Portfolio's assets allocated between U.S. and foreign investments, Mitchell Hutchins considers the expected performance of the U.S. equity markets versus that of certain developed foreign countries included in the Morgan Stanley Capital International Europe, Australia and Far East Index (EAFE Index). The EAFE Index is a well known index that reflects most major equity markets outside the United States. Mitchell Hutchins uses this analysis in determining the relative attractiveness of the U.S. and foreign market segments. If Mitchell Hutchins believes that a segment shows greater potential for higher returns on a risk-weighted basis, Mitchell Hutchins may allocate a higher portion of Portfolio assets to that segment.

     Mitchell Hutchins currently expects to reevaluate the allocation of Global Growth Portfolio's assets monthly. It does not expect to reallocate assets to reflect relatively minor changes (that is, less than 5%) in the asset allocation model. The Portfolio may effect a reallocation of assets by using cash flows from the purchase or redemption of its shares in addition to selling portfolio securities from one segment and reinvesting the proceeds in the other segment. The Portfolio may also use futures contracts to adjust its exposure to U.S. and foreign equity markets in connection with a reallocation. Mitchell Hutchins will determine the extent to which the Portfolio uses futures contracts for this purpose and is responsible for implementing its decisions using futures contracts.

     For the U.S. portion of Global Growth Portfolio's investments, Mitchell Hutchins expects to follow a disciplined investment process that relies on the Mitchell Hutchins Equity Research Team and the Mitchell Hutchins Factor Valuation Model. The Model screens a universe of over 3,500 companies to identify undervalued companies with relatively strong earnings momentum that rank well in three measures:

     .    Value: projected dividends, cash flow, earnings and book values

     . Momentum: earnings and prices to identify companies that could surprise on the upside

     . Economic sensitivity: forecast of performance of different equity securities and industries under various economic scenarios

     The Equity Research Team then applies traditional fundamental analysis and may speak to the management of these companies, as well as their competitors. Based on the Team's evaluations, Mitchell Hutchins selects securities for purchase and sale for the Portfolio.
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     For the foreign portion of Global Growth Portfolio's investments, Invista makes a qualitative analysis of a company's fundamental business prospects and then analyzes the long-term ability of the company to generate free cash flow. Invista considers factors such as competitive position, market share, competitive strengths, industry supply and demand trends, economic conditions, balance sheet strength, earnings, book value, return on equity, revenue growth and margin development in analyzing the quality of the company. Invista also makes a quantitative assessment of country risk, which it considers in assessing the companies under analysis, and analyzes a large universe of companies to determine the most appropriate foreign investments for the Portfolio. Invista may make changes in investments as opportunities or prospects change for particular countries, industries or companies.

     Under normal circumstances, Global Growth Portfolio will invest at least 80% of its total assets in securities of issuers in the United States and countries represented in the EAFE Index. The Portfolio may invest up to 20% of its assets in securities of issuers located in other countries, for example, in Canada and in emerging markets. Mitchell Hutchins may also invest, as part of the U.S. portion of the Portfolio, up to 10% of the Portfolio's total assets in U.S. dollar-denominated equity securities and bonds of foreign issuers that are traded on recognized U.S. exchanges or in the U.S. over-the-counter market.

     Mitchell Hutchins and Invista may restructure a substantial portion of the Portfolio's investments after assuming day-to-day portfolio management to reflect their investment philosophies and processes. This restructuring could result in higher than usual portfolio turnover for the current and next fiscal years.

2.   The following replaces the initial paragraph under "Management" on page MH
     32:

     The board, as part of its overall management responsibility, oversees various organizations responsible for each Portfolio's day-to-day management. Mitchell Hutchins, the investment adviser and administrator for each Portfolio, makes and implements all investment decisions and supervises all aspects of the operations of all the Portfolios except Strategic Fixed Income Portfolio, Aggressive Growth Portfolio and the foreign investments segment of Global Growth Portfolio. Mitchell Hutchins supervises the activities of the Sub-Advisers and supervises all other aspects of these Portfolios' operations.

     The Fund has applied for exemptive relief to the SEC to permit its board to appoint or replace sub-advisers and to amend sub-advisory contracts without obtaining shareholder approval each time. The requested exemptive order is expected to require that the shareholders of a Portfolio approve this sub-adviser approval policy prior to its implementation. To date, this policy has been approved only by the shareholders of Global Growth Portfolio.
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3.   The following replaces the last paragraph on page MH 33 and the second full paragraph on page MH 35:

     Mitchell Hutchins (not the Fund) pays Invista a fee for its services as Sub-Adviser for the foreign investments segment of Global Growth Portfolio at an annual rate of 0.29% of the Portfolio's average daily net assets. Invista is located at 1800 Hub Tower, 699 Walnut, Des Moines, Iowa 50309. Invista, which was founded in 1984, is an indirect wholly owned subsidiary of Principal Life Insurance Company and manages substantially all of Principal Life Insurance Company's equity accounts, in addition to providing investment advice to other affiliated and non-affiliated customers. As of August 31, 1998, Invista managed approximately $26 billion in client assets.

     Mitchell Hutchins is responsible both for allocating Global Growth Portfolio's assets between U.S. and foreign markets and for managing the U.S. investments segment. T. Kirkham Barneby is responsible for the asset allocation decisions for the Portfolio. Mr. Barneby is a managing director and chief investment officer - quantitative investments of Mitchell Hutchins. He is also a vice president of the Trust. Mr. Barneby rejoined Mitchell Hutchins in 1994, after being with Vantage Global Management for one year. During the eight years that Mr. Barneby was previously with Mitchell Hutchins, he was a senior vice president responsible for quantitative management and asset allocation models. Mr. Barneby assumed his Global Growth Portfolio responsibilities on November 2, 1998.

     Mark A. Tincher is primarily responsible for the day-to-day management of Global Growth Portfolio's U.S. investments. Mr. Tincher is a managing director and chief investment officer -- equities of Mitchell Hutchins, responsible for overseeing the management of equity investments. He is also a vice president of the Trust. Prior to joining Mitchell Hutchins in March 1995, Mr. Tincher worked for Chase Manhattan Private Bank, where he was vice president and directed the U.S. funds management and equity research area. At Chase since 1988, Mr. Tincher oversaw the management of all Chase equity funds (the Vista Funds and Trust Investment Funds). Mr. Tincher assumed his Global Growth Portfolio responsibilities on November 2, 1998.

     Invista is the Sub-Adviser for Global Growth Portfolio and manages the Portfolio's foreign investments. Scott D. Opsal is primarily responsible for the day-to-day management of the Portfolio's foreign investments. Mr. Opsal has served as executive vice president and chief investment officer of Invista since 1997. Previously, he served as a vice president of Invista from 1986 to 1997. Mr. Opsal assumed his Global Growth Portfolio responsibilities on November 2, 1998.